Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 31,408,266.12
Previously Paid Amount	0.00
Total Fee Amount	4,808.61
Total Offset Amount	0.00
Net Fee	$ 4,808.61